SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, DC  20549


                                        FORM 8-K

                                     CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported) July 28, 1998



                          TRIARC COMPANIES, INC.
                   (Exact Name of Registrant as Specified in Charter)



Delaware                  1-2207                           38-0471180
(State or other           (Commission                      (IRS Employer
jurisdiction of           File Number)                     Identification No.)
incorporation)


             280 Park Avenue
             New York, New York                                10017
             (Address of Principal Executive Offices)          (Zip Code)

             Registrant's telephone number, including area code: (212) 451-3000





                     ---------------------------------------------
                           (Former Name or Former Address, if
                               Changed Since Last Report)



Item 5.      Other Events.

        On July 28, 1998, the Registrant issued a press release with respect to its results of operations for the fiscal quarter ended June 28, 1998. In addition, the Registrant announced that its Board of Directors authorized an increase in the Registrant's share repurchase program bringing the total availability under the share repurchase program to $50 million. A copy of the press release is being filed herewith as an exhibit hereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        99.1   Press release dated July 28, 1998


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRIARC COMPANIES, INC.



                                           By:   BRIAN L. SCHORR
Date: August 6, 1998                             Brian L. Schorr
                                                 Executive Vice President
                                                 and General Counsel



                                      Exhibit Index


Exhibit
No.            Description                                       Page No.
--------       --------------                                    --------

99.1           Press release dated July 28, 1998                    4